Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly  report of ECOtality, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan R. Read, acting in the capacity as the Chief Executive Officer of the Company, and I, H. Ravi Brar, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934;and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan R. Read
Jonathan R. Read
Chief Executive Officer
May 23, 2011

/s/ H. Ravi Brar
H. Ravi Brar
Chief Financial Officer
May 23, 2011